THE KOREAN INVESTMENT FUND

SEMI-ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

November 30, 1999

Dear Shareholder:

This report provides investment results and market activity for The Korean Investment Fund for the reporting period ended October 31, 1999.

INVESTMENT RESULTS
The following table provides your Fund's investment results, based on net asset value, for the three-, six-, and twelve-month periods ended October 31, 1999. For comparison, we have also included the performance for your Fund's benchmark index, the Korea Composite Stock Price Index (the "KOSPI").

During the three-, six- and twelve-month periods ended October 31, 1999, the Fund outperformed its benchmark index. The Fund's continued focus on sectors such as technology, which has benefited from a fast economic recovery and a growing overseas demand, has worked favorably for its performance. The Fund's underweighting in the financial sector, which has again been hit hard due to the outbreak of the Daewoo Group's financial crisis, has also contributed to the Fund's outperformance during the reporting period.


INVESTMENT RESULTS*
Periods Ended October 31, 1999

                                                   TOTAL RETURNS
                                      3 MONTHS       6 MONTHS      12 MONTHS
                                      --------       --------      ---------
THE KOREAN INVESTMENT FUND             -10.86%         21.30%        176.24%

KOREA COMPOSITE STOCK PRICE INDEX      -13.76%          9.73%        138.30%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE KOREA COMPOSITE STOCK PRICE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL DOMESTIC COMPANIES TRADED ON THE KOREA STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


THIRD QUARTER 1999--CONTINUING STRONG ECONOMIC GROWTH
In the third quarter of 1999, gross domestic product (GDP) grew 12.3% year-on-year following 9.8% year-on-year growth in the second quarter. Financial difficulties at the Daewoo Group, the second largest conglomerate in Korea, did not slow the pace of Korea's rapid economic recovery from its 1998 recession. With stronger-than-expected economic growth continuing throughout the year, economic growth forecasts for 1999 have been revised upward, and are currently hovering at 9% to 10%. Meanwhile, the third quarter of 1999 has probably seen the peak in GDP growth mainly because of a higher comparison basis with the previous periods going forward rather than an underlying deterioration. The consensus GDP growth forecast for 2000 is currently around 6%.

Exports continued to be the leading force for strong economic growth in the third quarter. Supported by high overseas demand for semiconductors and telecom equipment, exports surged 22.2% year-on-year (compared with 15% in the second quarter). Brisk exports, in turn, have boosted the manufacturing sector resulting in a return of confidence for both households and the corporate sector, raising domestic demand. Total consumption rose 8.4% year-on-year (compared with 7.3% in the second quarter) mainly driven by a 10.3% expansion in private consumption with strong sales in consumer durables. Investment spending also expanded 36.1% year-on-year (compared with 30% in the second quarter) thanks to recovering facilities investment, which was up by 48% year-on-year. Improving labor market conditions should further boost consumer confidence in coming months. Unemployment continued to fall to 4.6% in October of 1999 from 4.8% and 5.7% in September and August, respectively.

The strong economic growth has sparked concerns on inflationary pressure and interest rate hikes. Given that the consumer price index in October 1999 only rose 0.8% month-on-month (1.2% year-on-year), inflation doesn't seem to be a major concern yet. The Bank of Korea has reaffirmed that it will continue its loose monetary policy for the time being in order to stabilize financial markets, which have been affected badly by the


1


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

problems at the Daewoo Group and investment trust companies. In addition, given the parliamentary elections scheduled for April 2000, it is unlikely that the central bank will shift the monetary policy in the short run, however, a gradual tightening is expected in the second half of 2000.

Given that usable foreign reserves reached over two times the amount of short-term foreign debt over the quarter, we believe another sharp depreciation in the Korean won is unlikely in the near future. Rather, the won seems to be poised to appreciate as the current account surplus for the first nine months of 1999 totaled US$19.2 billion and the full-year target of US$23 billion should be met without difficulty. Foreign direct investments are increasing fast and country-rating upgrades by the international rating agencies should lead to more foreign investment in the financial markets. A stronger won could provide some breathing room for the economy through lower import inflationary pressure, thus allowing the Bank of Korea to take a more flexible stance on the monetary policy, which in turn would lower the cost to handle non-performing loans accumulated during the financial crisis. While the currency appreciation would undermine the international competitiveness of Korean exporters, it seems premature to worry about it as net terms of trade are still far above pre-crisis levels.

DAEWOO CRISIS
Facing a renewed financial crisis caused by the financial difficulties in the Daewoo Group, the government has come up with several measures to provide sufficient liquidity into the system. With the government's firm commitment to address the problems, investor confidence has been substantially restored. In order to keep bond yields from soaring, the government formed the Bond Market Stabilization Fund, which amounted to W20 trillion (later increased to W30 trillion), and public funds will be injected into the two largest ailing investment trust companies in order to recapitalize their capital base.

The burden of handling the problems caused by the failure of the country's second biggest conglomerate should be quite sizeable, though not unmanageable. According to the appraisal by the outside accountants for twelve companies of the Daewoo Group, the discrepancy between their book value and their real market value was reportedly about W39.7 trillion. Daewoo Corporation had the biggest gap, of W17.1 trillion, followed by Daewoo Motor (W10.8 trillion), Daewoo Electronics (W3.2 trillion), and Daewoo Heavy Industries (W2.1 trillion). These four major Daewoo Group companies account for W33.2 trillion or 84% of the total discrepancy. Based on major banks' proposed workout plans, the government conservatively estimates W31.5 trillion in losses from W57 trillion credit exposure. Banks are going to take the biggest hit, well above W12.5 trillion, followed by Seoul Surety Insurance (W3.4 trillion), securities companies (W2.2 trillion) and investment trust companies (W1.7 trillion).

Assuming a 40% to 50% recovery rate, it is estimated that the total restructuring costs of the Daewoo Group will be W30 trillion to W40 trillion, or around 7% of GDP. However, given the fact that the Bank of Korea has sterilized W45 trillion since the start of 1998 (roughly 80% of 1998's current account surplus) via the issuance of monetary stabilization bonds and withdrawal of foreign currency deposits at local banks, the government should have little problem in raising the necessary funds.

As such, the fallout of Daewoo's failure will not cause a total collapse of the financial markets. Nevertheless, there are still several points to be closely watched such as final workout terms on major Daewoo Group companies, the agreement with Daewoo's foreign creditors and the actual selling off of Daewoo assets. In addition, in order to insure the strength and health of the corporate and financial sectors, Korea needs to have uninterrupted restructuring in these sectors, including investment trust companies, which are just in the initial stage of the process.

MARKET MOVEMENT
The Daewoo crisis has hurt the stock market by way of weakening the investment trust companies' ability to sustain the year-long increase in equity investing. Uneasiness in other Asian markets, which are more directly linked to U.S. interest rate movements, added to the cautiousness on the part of foreign investors. With the benchmark three-year corporate bond yield moving up from around 8% to near 11%, funds have shifted from investment trust companies' beneficiary certificates to bank deposits.


2


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Due to weak investor sentiment, two Korean banks had to shelve their attempts to issue global depository receipts in order to boost their capital base. Shares of financial institutions have been bombed, while those of some quality banks and security companies managed to make a slight recovery later. Despite continuing resilient economic activity, the stock market remained subdued, resulting in the 13.76% decline in the KOSPI over the three months ended October 31, 1999.

PORTFOLIO STRATEGY
With a growing clarity in the Daewoo restructuring, we believe the risks related to Daewoo Group's failure have been mostly discounted in the market. However, we believe that the expected improvement in corporate earnings momentum resulting from the economic recovery and de-leveraging is not priced in. According to the Financial Supervisory Board, the top four Korean conglomerates will meet the government-imposed requirement of a 200% debt-to-equity ratio by year-end. Despite still being slow, corporate governance is improving. Benign liquidity conditions are expected to continue. Therefore, we find valuations attractive and remain optimistic about the Korean equity market. As of October 31, 1999, the Fund is nearly fully invested with its cash position at less than 1% of total portfolio.

As for sectors, we will continue to overweight technology, telecommunication and cyclicals. We believe that these sectors should benefit from increasing demand not only domestically but also from the recovering of other Asian countries. We will also continue to hold selective small- and medium-sized companies with relatively clean balance sheets and strong cashflow that trade at attractive valuations. During the reporting period, we added holdings in Samsung Electro-Mechanics, Dacom, Cheil Communication, and Dongwon Fisheries. We reduced our exposure to Shinsegae, Samsung Diplay Device, H&CB, Kookmin Bank, Baek Kwang Mineral, Daesung Industry and Han Express.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you again on the developing activity in Korea and the Fund's investment results.

Sincerely,


John D. Carifa
Chairman and Chief Executive Officer


Edward D. Baker
Vice President


3


TEN LARGEST HOLDINGS
OCTOBER 31, 1999 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------

Samsung Electronics                           $10,005,502            14.1%
SK Telecom Co., Ltd.
  (common stocks & warrants)                    8,605,575            12.2
Samsung Electro-Mechanics Co.                   6,435,075             9.1
Pohang Iron & Steel Co., Ltd.                   4,715,565             6.7
LG Information &
  Communications, Ltd.                          3,764,155             5.3
Iljin Corp.                                     3,522,924             5.0
Il Jin Electric Co., Ltd.                       2,591,080             3.7
SK Global                                       2,372,247             3.3
Namhae Chemical Corp.                           2,042,934             2.9
Samsung Fire & Marine
  Insurance Co.                                 1,971,538             2.8
                                              $46,026,595            65.1%


4


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.7%
TECHNOLOGY-36.0%
COMMUNICATION EQUIPMENT-21.6%
Cheil Communications, Inc.                       25,000     $  1,502,709
Iljin Corp.                                     130,023        3,522,924
LG Information & Communications, Ltd.            51,308        3,764,155
Samsung Electro-Mechanics Co.                   133,084        6,435,075
                                                             ------------
                                                              15,224,863

MISCELLANEOUS TECHNOLOGY-0.3%
Dae-A Lead Wire Co. (a)                           6,270           89,907
Namsung Corp.                                    17,940          111,125
                                                             ------------
                                                                 201,032

SEMI-CONDUCTOR-14.1%
Samsung Electronics                              60,008       10,005,502
                                                             ------------
                                                              25,431,397

BASIC INDUSTRIES-20.7%
CHEMICALS-5.0%
L.G. Chemical, Ltd.                              50,000        1,513,130
Namhae Chemical Corp.                            65,000        2,042,934
                                                             ------------
                                                               3,556,064

DISTRIBUTION & WHOLESALE-3.3%
SK Global                                       261,056        2,372,247

FISHERIES-0.8%
Dong Won Fisheries Co., Ltd.                     50,000          518,966

MINING & METALS-10.0%
Baek Kwang Mineral Products Co.                 103,100        1,074,406
Daihan Eunpakgy Industrial Co.(a)               100,000        1,267,195
Pohang Iron & Steel Co., Ltd.                    39,280        4,715,565
                                                             ------------
                                                               7,057,166

REFINING-1.6%
SK Corp.                                         58,870        1,128,812
                                                             ------------
                                                              14,633,255

UTILITY-17.8%
ELECTRIC POWER-1.6%
Korea Electric Power Corp.                       40,000        1,170,488

GAS-0.4%
Daesung Industrial Co.                           10,000          256,774

TELEPHONE-15.8%
Dacom Corp. (a)                                  10,000        1,225,511
Korea Telecom Corp. (ADR) (a)                    38,180        1,345,845
SK Telecom Co., Ltd.                              1,475        1,703,105
  ADR                                           202,914        2,650,564
  Merrill Lynch
  Wts. 10/10/00 (a)                               3,573        4,251,906
                                                             ------------
                                                              11,176,931
                                                             ------------
                                                              12,604,193

FINANCIAL SERVICES-11.3%
BANKING-5.8%
H & CB (a)                                       30,000          792,830
Kookmin Bank                                    110,044        1,715,567
Shinhan Bank                                    150,000        1,588,162
                                                             ------------
                                                               4,096,559

BROKERAGE & MONEY MANAGEMENT-2.7%
Samsung Securities Co., Ltd.                     52,203        1,827,867
  Rts. 11/23/99 (a)                              12,529          132,654
                                                             ------------
                                                               1,960,521

INSURANCE-2.8%
Samsung Fire & Marine Insurance Co.              44,620        1,971,538
                                                             ------------
                                                               8,028,618


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------

CAPITAL GOODS-6.9%
ELECTRICAL EQUIPMENT-5.1%
Daeduck Industrial Co., Ltd.                      2,232      $    22,422
Il Jin Electric Co., Ltd.                       120,000        2,591,080
Samsung Display Devices Co.                      19,134        1,004,954
                                                             ------------
                                                               3,618,456

MACHINERY-1.8%
Hwacheon Machine Works Co.                      140,000        1,272,197
                                                             ------------
                                                               4,890,653

CONSUMER MANUFACTURING-4.3%
AUTO & RELATED-2.0%
Hyundai Motor Co., Ltd. (a)                      78,234        1,376,188

BUILDING & CONSTRUCTION-2.3%
Keumkang, Ltd.                                   30,339        1,644,047
                                                             ------------
                                                               3,020,235

CONSUMER PRODUCTS-1.6%
RETAILING-1.6%
Shinsegae Department Store Co.                   20,000        1,098,791
  Rts. 12/01/99 (a)                               3,496           13,858
                                                             ------------
                                                               1,112,649

HEALTHCARE-1.0%
DRUGS-1.0%
Daewoong Pharmaceutical Corp.                   100,150          681,304

TIME DEPOSIT-0.1%
Republic of London
  5.19%, 11/01/99
  (cost $100,000)                                  $100          100,000

TOTAL INVESTMENTS-99.7%
  (cost $47,926,855)                                          70,502,304
Other assets less liabilities-0.3%                               217,876

NET ASSETS-100%                                             $ 70,720,180

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $47,926,855)           $70,502,304
  Cash                                                                 143,017
  Foreign cash, at value (cost $72,688)                                 72,688
  Receivable for investment securities sold                            451,197
  Dividends receivable                                                  34,820
  Total assets                                                      71,204,026

LIABILITIES
  Payable for investment securities purchased                          206,352
  Management fee payable                                                55,349
  Co-Manager fee payable                                                26,046
  Other accrued expenses                                               196,099
  Total liabilities                                                    483,846

NET ASSETS                                                         $70,720,180

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    84,507
  Additional paid-in capital                                        87,693,037
  Accumulated net investment loss                                     (632,544)
  Accumulated net realized loss on investments and
  foreign currency transactions                                    (39,000,350)
  Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities               22,575,530
                                                                   $70,720,180

NET ASSET VALUE PER SHARE (based on
  8,450,704 shares outstanding)                                          $8.37


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)        THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $29,904)                              $137,058
  Interest                                               3,551     $   140,609

EXPENSES
  Management fee                                       300,339
  Co-Manager fee                                       143,528
  Custodian                                            143,849
  Directors' fees and expenses                         105,672
  Audit and legal                                       46,441
  Printing                                              22,994
  Transfer agency                                        6,939
  Miscellaneous                                          3,391
  Total expenses                                                       773,153
  Net investment loss                                                 (632,544)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment transactions                       6,259,507
  Net realized loss on foreign currency
   transactions                                                         (9,818)
  Net change in unrealized appreciation of:
    Investments                                                      6,753,559
    Foreign currency denominated assets and
      liabilities                                                        1,742
  Net gain on investments and foreign currency
    denominated assets and liabilities                              13,004,990

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $12,372,446


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                               SIX MONTHS
                                                  ENDED           YEAR ENDED
                                           OCTOBER 31, 1999         APRIL 30,
                                              (UNAUDITED)             1999
                                           ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                         $  (632,544)         $  (466,106)
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                6,249,689          (17,174,846)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                             6,755,301           46,549,684
  Net increase in net assets from
    operations                                 12,372,446           28,908,732

NET ASSETS
  Beginning of year                            58,347,734           29,439,002
  End of period                               $70,720,180          $58,347,734


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual reports could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does notrepresent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result ofchanges in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at October 31, 1999 and October 31, 1998 were Won 1,199.50 to U.S. $1.00 and Won 1,319.50 to U.S. $1.00, respectively.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in


10


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of an Investment Management Agreement, the Fund pays Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended October 31, 1999, there was no reimbursement paid to AFS.

Brokerage commissions paid on investment transactions for the six months ended October 31, 1999 amounted to $188,628, of which $8,926 was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $22,971,101 and $23,184,858, respectively, for the six months ended October 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the six months ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes, resulting in net unrealized appreciation of investments of $26,687,641 and gross unrealized depreciation of investments of $4,112,192 resulting in net unrealized appreciation of $22,575,449 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October capital losses of $363,960. At October 31, 1999, the Fund had a net capital loss carryover of $43,789,438, of which $439,256 expires April 30, 2004, $2,493,384 expires April 30, 2005,
$11,524,297 expires April 30, 2006 and $29,332,501 expires April 30, 2007. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding at October 31, 1999, Alliance owned 9,000 shares. During the six months ended October 31, 1999 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.


NOTE E: YEAR 2000
Many computer systems and applications that process transactions use two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX", which could result in processing inaccuracies and computer system failures at or after the Year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications andfor the electronic receipt of information critical to their businesses. Should any of the computer systems


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                          THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the Audit Committee of the Board of Directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998, Alliance had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems is not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems were contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. All of those contacted have responded and have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested. Alliance expects all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and nonmission critical systems and applications that can affect the Fund. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for all mission critical systems and nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has been completed. Alliance reports that it has completed an inventory of itsfacilities and related technology applications and hassubstantially completed and tested these systems. Alliance reports that it anticipates that these systems will be fully operable in the Year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect onAlliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, has developed Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure.

The current cost estimate to Alliance of the Year 2000 initiative is approximately $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through September 30, 1999, Alliance had incurred approximately $41.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers


12


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

will not operate as intended and that the systems and applications of third-party providers to the Fund and itsservice providers will not be Year 2000 compliant. Likewise, there can be no assurance the compliance schedules outlined above will be met or that actual costs incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


NOTE F: SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the Korean Investment Fund was held on August 17, 1999. The description of each proposal and number of shares are as follows:

                                                                    SHARES VOTED
                                                          SHARES       WITHOUT
                                                        VOTED FOR     AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors:    Class One Directors
                          (term expires 2002)
                          David H. Dievler              5,484,507       87,839
                          William H. Foulk, Jr.         5,486,107       86,239
                          The Hon. James D. Hodgson     5,485,407       86,939

                          Class Two Director
                          (term expires 2000)
                          Hugh-Gil Yum                  5,482,519       89,827

                          Class Three Director
                          (term expires 2001)
                          Kimyong Nam                   5,483,969       88,377


                                  SHARES               SHARES      SHARES VOTED
                                VOTED FOR          VOTED AGAINST      ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the
   selection of
   PricewaterhouseCoopers
   LLP as the Fund's
   independent auditors
   of the Fund's fiscal
   year ending
   April 30, 2000                5,537,199             28,617           6,530


13


FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED
                                            OCTOBER 31,                 YEAR ENDED APRIL 30,
                                                1999      --------------------------------------------------------------
                                            (UNAUDITED)      1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $6.90        $3.48        $7.52       $12.36       $12.66       $13.09

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                          (.07)        (.06)        (.09)        (.07)        (.01)        (.13)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.54         3.48        (3.95)       (4.77)         .86          .28
Net increase (decrease) in
  net asset value                               1.47         3.42        (4.04)       (4.84)         .85          .15

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-          -0-          -0-        (.29)          -0-

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-          -0-        (.80)        (.48)
Offering costs charged to additional
  paid-in capital                                 -0-          -0-          -0-          -0-        (.06)        (.10)
Total capital share transactions                  -0-          -0-          -0-          -0-        (.86)        (.58)
Net asset value, end of period                 $8.37        $6.90        $3.48        $7.52       $12.36       $12.66
Market value, end of period                   $6.563       $6.063       $3.875       $7.125       $11.50      $12.375

TOTAL RETURN
Total investment return based on: (b)
  Market value                                  8.25%       56.46%      (45.61)%     (38.04)%      (1.55)%      (5.88)%
  Net asset value                              21.30%       98.28%      (53.72)%     (39.16)%       4.00%       (3.28)%
Net assets, end of period
  (000's omitted)                            $70,720      $58,348      $29,439      $63,586     $104,421      $75,461

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets                                    2.17%(c)     2.93%        2.29%        2.11%        2.09%        2.00%
Ratio of net investment loss to
  average net assets                           (1.77)%(c)   (1.49)%      (1.60)%       (.73)%       (.53)%       (.83)%
Portfolio turnover rate                           66%         102%          47%          32%          40%          34%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(c) Annualized.


14


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
KIM YONG NAM, PRESIDENT
HUGH-GIL YUM, SENIOR VICE PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)

OFFICERS
ROBERT G. HEISTERBERG, EXECUTIVE VICE PRESIDENT--INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT--INVESTMENTS
EDWARD D. BAKER, III, VICE PRESIDENT
SUN HEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

INVESTMENT MANAGER AND ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INVESTMENT MANAGER
ORION ASSET MANAGEMENT CO., LTD.
590 Madison Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING AGENT,AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520

(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


15


THE KOREAN INVESTMENT FUND
Summary of General Information

POLICIES AND OBJECTIVES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORKTIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

THE KOREAN INVESTMENT FUND
1345 Avenue of the Americas
New York, New York10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORSR1099